RBB BANCORP

NASDAQ: RBB

2025 Second Quarter Earnings Results

July 21, 2025

Disclosure Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could" and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions, known trends and statements about future performance, operations, products and services of RBB Bancorp ("RBB" or the "Company") and its subsidiaries.

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements relating to the Company's current business plans and expectations and our future financial position and operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, the effectiveness of the Company's internal control over financial reporting and disclosure controls and procedures; the potential for additional material weaknesses in the Company's internal controls over financial reporting or other potential control deficiencies of which the Company is not currently aware or which have not been detected; business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic markets, including the tight labor market, ineffective management of the United States ("U.S.") federal budget or debt or turbulence or uncertainty in domestic or foreign financial markets; the strength of the U.S. economy in general and the strength of the local economies in which we conduct operations; adverse developments in the banking industry highlighted by high-profile bank failures and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments; possible additional provisions for credit losses and charge-offs; credit risks of lending activities and deterioration in asset or credit quality; extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; compliance with the Bank Secrecy Act and other money laundering statutes and regulations; potential goodwill impairment; liquidity risk; failure to comply with debt covenants; fluctuations in interest rates; risks associated with acquisitions and the expansion of our business into new markets; inflation and deflation; real estate market conditions and the value of real estate collateral; the effects of having concentrations in our loan portfolio, including commercial real estate and the risks of geographic and industry concentrations; environmental liabilities; our ability to compete with larger competitors; our ability to retain key personnel; successful management of reputational risk; severe weather, natural disasters, earthquakes, fires, including direct and indirect costs and impacts on clients, the Company and its employees from the January 2025 Los Angeles County wildfires; or other adverse external events could harm our business; geopolitical conditions, including acts or threats of terrorism, actions taken by the U.S. or other governments in response to acts or threats of terrorism and/or military conflicts, including the conflicts between Russia and Ukraine, in the Middle East, and increasing tensions between China and Taiwan, which could impact business and economic conditions in the U.S. and abroad; tariffs, trade policies, and related tensions, which could impact our clients, specific industry sectors, and/or broader economic conditions and financial market; public health crises and pandemics, and their effects on the economic and business environments in which we operate, including our credit quality and business operations, as well as the impact on general economic and financial market conditions; general economic or business conditions in Asia, and other regions where the Bank has operations; failures, interruptions, or security breaches of our information systems; climate change, including any enhanced regulatory, compliance, credit and reputational risks and costs; cybersecurity threats and the cost of defending against them; our ability to adapt our systems to the expanding use of technology in banking; risk management processes and strategies; adverse results in legal proceedings; the impact of regulatory enforcement actions, if any; certain provisions in our charter and bylaws that may affect acquisition of the Company; changes in tax laws and regulations; the impact of governmental efforts to restructure the U.S. financial regulatory system and increased costs of compliance and other risks associated with changes in regulation, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; the impact of changes in the Federal Deposit Insurance Corporation ("FDIC") insurance assessment rate and the rules and regulations related to the calculation of the FDIC insurance assessments; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the SEC, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; fluctuations in the Company's stock price; restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; our ability to raise additional capital, if needed, and the potential resulting dilution of interests of holders of our common stock; the soundness of other financial institutions; our ongoing relations with our various federal and state regulators, including the SEC, FDIC, FRB and California Department of Financial Protection and Innovation; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company's public reports, including its Annual Report as filed under Form 10-K for the year ended December 31, 2024, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company's earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ.

There can be no assurance that other factors not currently anticipated by us will not materially and adversely affect our business, financial condition and results of operations. You are cautioned not to place undue reliance on our forward looking statements, which reflect management's analysis and expectations only as of the date of such statements. Forward looking statements speak only as of the date they are made, and we do not intend, and undertake no obligation, to publicly revise or update forward looking statements, whether as a result of new information, future events or otherwise, except as required by federal securities law.

Non-GAAP Financial Measures

Certain financial information in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") and is presented on a non-GAAP basis. Investors should refer to the reconciliations included in this presentation and should consider the Company's non-GAAP measures in addition to, not as a substitute for or superior to, measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies.

2nd Quarter 2025 | Financial Highlights

($ in thousands, except per share data)	3Q24	4Q24	1Q25	2Q25
Earnings & Profitability				
Diluted Earnings Per Share (EPS)	$ 0.39	$ 0.25	$ 0.13	$ 0.52
Net Interest Income before Provision for Credit Losses	$ 24,545	$ 25,977	$ 26,163	$ 27,334
Net Income [1]	$ 6,999	$ 4,385	$ 2,290	$ 9,333
Net Interest Margin (NIM)	2.68%	2.76%	2.88%	2.92%
Efficiency Ratio [2]	57.51%	61.48%	65.09%	57.22%
Return on Average Assets [3]	0.72%	0.44%	0.24%	0.93%
Return on Tangible Common Equity [3][4]	6.40%	3.98%	2.12%	8.50%
Balance Sheet & Capital				
Gross Loans Held for Investment (HFI)	$ 3,091,896	$ 3,053,230	$ 3,143,063	$ 3,234,695
Total Deposits	$ 3,092,184	$ 3,083,789	$ 3,142,628	$ 3,188,231
Common Equity Tier 1 (CET1) Ratio	18.16%	17.94%	17.87%	17.61%
Tangible Common Equity to Tangible Assets (TCE) Ratio [4]	11.13%	11.08%	11.10%	11.07%
Tangible Book Value per Share [4]	$ 24.64	$ 24.51	$ 24.63	$ 25.11
Asset Quality				
Net Loan Charge-offs	$ 1,201	$ 2,006	$ 2,643	$ 3,305
Nonperforming Loans (NPLs)	$ 60,662	$ 81,038 [5]	$ 60,380	$ 56,817
Nonperforming Assets (NPAs)	$ 60,662	$ 81,038 [5]	$ 64,550	$ 60,987
NPLs/Total Loans	1.96%	2.64%	1.92%	1.76%
NPAs/Total Assets	1.52%	2.03%	1.61%	1.49%

2Q25 Highlights

Net Income [1]
$9.3 million

Diluted EPS
$0.52

Annualized Loan Growth
12%

Expanded NIM
2.92%

Loan to Deposit Ratio
101.5%

TCE Ratio [4]
11.07%

NPL Reduction
$3.6 million, or 6%

Common Stock Buyback Program
87,731 shares
$1.5 million

(1) Net income for 2Q25 includes impact associated with an Employee Retention Credit ("ERC") of $5.2 million and associated expenses totaling $1.2 million (all pre-tax); (2) Ratio calculated by dividing noninterest expense by the sum of net interest income before provision for credit losses and noninterest income; (3) Annualized; (4) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Release; (5) 4Q24 includes $11.2 million loans HFS sold in 1Q25

Strategically Managed Balance Sheet

($ in thousands, except per share data)	9/30/2024	12/31/2024	3/31/2025	6/30/2025
Cash and Due From Banks	$ 349,990	$ 258,345	$ 239,423	$ 192,452
Available for Sale (AFS) Securities	305,666	420,190	378,188	413,142
Held to Maturity (HTM) Securities	5,195	5,191	5,188	4,186
Loans Held for Sale (HFS)	812	11,250	655	—
Gross Loans HFI	3,091,896	3,053,230	3,143,063	3,234,695
Allowance for Loan Losses (ALL)	(43,685)	(47,729)	(51,932)	(51,014)
Net HFI loans	3,048,211	3,005,501	3,091,131	3,183,681
Other Assets	280,603	292,000	294,815	296,579
Total Assets	**$ 3,990,477**	**$3,992,477**	**$ 4,009,400**	**$4,090,040**
Total Deposits	$3,092,184	$3,083,789	$3,142,628	$3,188,231
Federal Home Loan Bank (FHLB) Advances	200,000	200,000	160,000	180,000
Long-term Debt and Subordinated Debentures	134,535	134,685	134,835	134,985
Other Liabilities	54,030	66,126	61,631	69,171
Total Liabilities	**$ 3,480,749**	**$3,484,600**	**$ 3,499,094**	**$3,572,387**
Total Shareholders' Equity	**$ 509,728**	**$ 507,877**	**$ 510,306**	**$ 517,653**
Book Value per Share	$ 28.81	$ 28.66	$ 28.77	$ 29.25
Tangible Book Value per Share [1]	$ 24.64	$ 24.51	$ 24.63	$ 25.11
Common Equity Ratio	12.77%	12.72%	12.73%	12.66%
Tangible Common Equity Ratio [1]	11.13%	11.08%	11.10%	11.07%
Loan to Deposit Ratio	100.0%	99.0%	100.0%	101.5%


Loan to Deposit Ratio
100.0%
99.0%
100.0%
101.5%
$ in Millions
$3,094
$3,188
9/30/2024
12/31/2024
3/31/2025
6/30/2025

- Loans HFI increased $91.6 million, or 12% annualized, with increases in all categories except construction and land development loans and other loans.
- Deposits increased $45.6 million, or 6% annualized.

(1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Release.

Loan Portfolio Highlights

- Diversified loan portfolio at 6/30/25
  - SFR - Mainly non-qualified mortgage loans
  - CRE – Loans secured by commercial real estate, including multifamily and owner occupied and non-owner occupied CRE
  - C&D – Construction and land development loans
  - C&I – Majority secured by assets
  - SBA - 7(a)program loans for business acquisition or working capital and 504 program loans
- 55% of total loans are fixed rate and 45% are variable rate[1]
- Second quarter 2025 activity included
  - $183 million in production at an average rate of 6.76%
  - Annualized yield on loans HFI of 6.03%
  - Annualized net HFI loan growth of 12%

Loan Portfolio Composition as of 6/30/25



Other
1%
CRE
39%
SFR
49%
C&D
5%
SBA
2%
C&I
4%

Business Line ($ in thousands)	June 30, 2025	2Q25 Yield	March 31, 2025	1Q25 Yield
Single-family residential mortgages (SFR)	$ 1,603,114	5.46%	$ 1,545,822	5.43%
Commercial real estate (CRE)	1,273,442	6.12%	1,245,402	6.15%
Construction and land development (C&D)	157,970	8.46%	158,883	8.17%
Commercial and industrial (C&I)	138,263	7.63%	135,538	7.67%
Small Business Adminstration (SBA)	55,984	9.68%	50,651	9.32%
Other	5,922	10.07%	6,767	8.80%
Total Loans HFI	$ 3,234,695	6.03%	$ 3,143,063	6.03%
New Production	$ 182,788	6.76%	$ 160,220	6.71%

(1) Fixed rate loans include loans that have initial fixed rate terms prior to converting to variable rate loans at a future date occurring more than 2 years from June 30, 2025.

Business Line Profile: CRE | C&D

CRE Loans

$1.27 billion


Single Family 4.2%
Other Owner Occupied 12.1%
Other Non-Owner Occupied 30.3%
Multifamily 53.4%

CRE Loans at 6/30/25	($ in thousands)	%
Warehouse and Industrial	$ 147,435	11.6%
Hotel/Motel	127,047	10.0%
Mixed Use	117,270	9.2%
Retail	95,539	7.5%
Office	41,010	3.2%
Other	12,664	0.9%
CRE Owner Occupied & Non-Owner Occupied	540,965	42.4%
Multifamily	679,597	53.4%
Single Family	52,880	4.2%
Total CRE Loans	$ 1,273,442	100.0%

C&D Loans

$158.0 million


Land Development 2.8%
Residential Construction 31.8%
Commercial Construction 65.4%

- CRE Office average loan-to-value (LTV) of 53%
  - Over 84% of loans with LTV <65%
- CRE Office geographic distribution
  - 80% (approx. $32.5 million) of properties located within the Company's primary service areas
- Multifamily average LTV of 57%
  - NY rent controlled of $44.2 million with 100% of loans with LTV <65%
- C&D average LTV of 64%
  - $122.5 million current and average LTV of 50%
  - $35.5 million on nonaccrual and exposure reduced through $6.6 million in specific reserves

Business Line Profile: Residential Mortgage Portfolio

RBB BANCORP

Distribution by Geography



SoCal
NY
NorCal
IL
NJ
NV
Other
IL 3%
NV 2%
Other 1%
NJ 2%
NorCal 7%
SoCal 40%
NY 45%
$1.60 billion Residential Mortgage Loans

Distribution by LTV (1)



<50%
50.01%<55%
55.01% - 60%
60.01%-65%
65.01% - 70%
>70%
>70% 5%
<50% 29%
65.01% - 70% 19%
60.01%-65% 18%
55.01% - 60% 18%
50.01%<55% 11%
$486,589 Avg. loan size

Regional distribution
- 99% of properties located within the Company's primary service areas

LTV distribution
- Average weighted LTV 55%
- Over 95% of loans with LTV <70%

(1) LTVs are based on origination date

C&I Loans

$138.3 million


Shared
Nat'l
Credits
1.9%
Commercial Term
21.0%
Credit Lines
77.1%

SBA Loans

$56.0 million


Guaranteed
16.0%
Unguaranteed
Secured by RE
37.1%
Unguaranteed 504
Loans (1)
37.5%
Unguaranteed
Unsecured
9.4%

C&I and SBA Portfolio ($mm)


$48.1
$47.3
$50.7
$56.0
$128.9
$129.6
$135.5
$138.3
9/30/2024
12/31/2024
3/31/2025
6/30/2025
C&I Loans
SBA Loans

Unguaranteed SBA Loans Totaled $47.0 Million

By Business


Retail
4.7%
Gas Stations
3.8%
Other Real Estate
14.9%
Warehouse
27.4%
Hotel/Motels
49.2%

By Location


New York 4.1%
Other 2.8%
Arizona 4.1%
Nevada
4.8%
Oregon
5.9%
Texas
6.1%
Washington
6.9%
California
65.3%

(1) SBA 504 loans are unguaranteed loans secured by RE.

Asset Quality Metrics: Non-Performing Assets (NPAs)


NPAs / Total Assets
$ in thousands
$60,662
$81,038
$64,550
$60,987
1.52%
2.03%
1.61%
1.49%
9/30/2024
12/31/2024
3/31/2025
6/30/2025
NPLs
OREO
NPAs / Total Assets

NPA	6/30/2025 #	6/30/2025 $	3/31/2025 #	3/31/2025 $	% Change
	($ in thousands)				
SFR	2	$ 900	—	$ —	
CRE	5	14,359	5	18,450	
C&D	2	35,460	2	35,613	
C&I	2	4,820	2	4,820	
SBA	5	1,261	6	1,478	
Other loans	2	17	4	19	
Total NPL	18	$ 56,817	19	$ 60,380	-6%
OREO	1	4,170	1	4,170	
Total NPA	19	$ 60,987	20	$ 64,550	-6%

- NPAs decreased $3.6 million
  - $3.3 million net charged-off from specific reserves
  - $1.7 million payoffs or paydowns; offset by
  - $1.4 million migrated to nonaccrual status
- NPLs have specific reserves of $7.4 million reducing net exposure from $56.8 million to $49.4 million at 6/30/25
- NPLs greater than $1 million total $54 million or 95% at 6/30/25 and represent 5 relationships
- One $4.2 million OREO secured by SFR

Non-Performing Loans By Region


AZ
1.5%
Other
0.5%
IL
15.3%
NY
25.0%
CA
57.7%

Asset Quality Metrics : Loan Classifications and Delinquencies

RBB BANCORP 皇佳商業金控

Special Mention & Substandard Loans


$ in thousands
$157,332
$79,831
$77,501
$165,665
$100,336
$65,329
$140,651
$76,372
$64,279
$182,336
$91,019
$91,317
9/30/2024
12/31/2024(1)
3/31/2025
6/30/2025
Special Mention
Substandard

Special Mention & Substandard Loans by Type


$ in thousands
$91,317
$3,859
$47,522
$39,936
$935
$91,019
$9,309
$45,315
$35,460
Special Mention
Substandard
CRE
C&D
C&I & SBA
Mortgage & Consumer

- Substandard loans included $56.8 million of nonaccrual loans and $34.2 million on accrual status
- Substandard loans increased $14.6 million
  - $20.6 million in downgrades, including a $15.3 million CRE loan that remains on accrual status; offset by
  - $3.3 million net charge-offs
  - $2.7 million paid off or paid down
- Special mention loans increased $27.0 million
  - $30.1 million downgraded from pass-rated
  - $1.6 million balance increase; offset by
  - $4.0 million downgraded to substandard
  - $660K paid off or paid down
  - All special mention are current and accruing

30-89 Days Delinquent Loans, excluding Nonperforming Loans


$ in thousands
$10,625
$2,328
$8,297
$22,086
$13,900
$8,186
$5,927
$1,655
$4,272
$18,003
$10,455
$7,548
9/30/2024
12/31/2024
3/31/2025
6/30/2025
SFR
Non-SFR

(1) 4Q24 substandard loans include $11.2 million in HFS sold in 1Q25

Allowance for Credit Losses, Credit Provisions and Credit Metrics

RBB BANCORP 星展商業金控



Allowance for Loan Losses (ALL)
$ in Thousands
$43,685
$47,729
$51,932
$51,014
1.41%
1.56%
1.65%
1.58%
9/30/2024
12/31/2024
3/31/2025
6/30/2025
ALL
ALL /HFI loans ratio



Provision for Credit Losses & Net Charge-offs
$ in Thousands
$3,300
$1,201
0.16%
$6,000
$2,006
0.26%
$6,746
$2,643
0.35%
$2,387
$3,305
0.42%
3Q24
4Q24
1Q25
2Q25
Provision for Credit Losses
Net Charge-offs
Net Charge-offs to Average Loans Ratio

- The allowance for loan losses (ALL) was $51.0 million at 6/30/25
- The ALL decreased $918K during 2Q25 primarily due to net charge-offs of $3.3 million, offset by a provision for loan losses of $2.4 million.
- The 2Q25 provision for loan losses of $2.4 million results from
  - Increase in general reserves of $1.5 million due to loan growth
  - Increase in specific reserves of $924K
  - The outlook for economic conditions and the interest rate environment
- The ALL as a percentage of loans HFI was 1.58% at 6/30/25, compared to 1.65% at 3/31/25
- Specific reserves totaled $7.4 million at 6/30/25 compared to $9.7 million at 3/31/25
- Excluding specific reserves and the individually reviewed loans, the ALL as a percentage of loans HFI was 1.36% at 6/30/25 and at 3/31/25

Deposits

RBB BANCORP

Total Deposits at 6/30/25



$3.18 billion
Wholesale deposits 5.8%
DDA 17.1%
Savings, NOW & MMA 21.7%
Time deposits, $250,000 and under 26.6%
Time deposits, greater than $250,000 28.8%



Deposit Mix – QoQ Annualized
$ in millions
-1%
+8%
+6%
$3,092
$3,084
$3,143
$3,188
$666
$663
$721
$692
$147
$147
$159
$184
$808
$828
$871
$920
$927
$883
$864
$848
$544
$563
$528
$544
3Q24
4Q24
1Q25
2Q25
Non-interest bearing
Time deposits, greater than $250,000
Savings, NOW & MMA
Time deposits, $250,000 and under
Wholesale

- Increases in interest-bearing deposits included an increase in time deposits of $59.5 million offset by a decrease in interest-bearing non-maturity deposits of $29.5 million
- Spot rate for all-in average deposits costs was 2.95% at 6/30/25
- Uninsured deposits [1] totaled $1.5 billion, 47.8% of total deposits at 6/30/25
- Cash, investments and secured borrowing capacity totaled $1.6 billion at 6/30/25



Average Cost of Deposits by Type
439
406
377
366
483
454
417
402
313
273
267
265
363
335
313
305
IB Deposits
Time
Savings, NOW & MMA
Total Deposits
3Q24
4Q24
1Q25
2Q25

(1) Excludes collateralized deposits of $19.8 million

Operating Expense & Efficiency


Noninterest Expense
$ in millions
$17.42
$17.65
$18.52
$20.49
$2.46
$0.96
$1.47
$2.52
$10.01
$2.46
$1.36
$1.50
$2.40
$9.93
$2.36
$1.52
$1.60
$2.41
$10.64
$2.42
$2.90
$1.71
$2.38
$11.08
3Q24
4Q24
1Q25
2Q25(3)
Salaries and employee benefits
Occupancy and equipment
Data processing
Legal and professional
Other


Total Revenue & Efficiency Ratio
$ in millions
57.51%
61.48%
65.09%
57.22%
$30.29
$28.71
$28.46
$35.81
3Q24
4Q24
1Q25
2Q25 (3)
Total Revenue
Efficiency Ratio (1)


NIE / Avg Assets Ratio
$ in millions
1.78%
1.76%
1.90%
2.05%
$17.42
$17.65
$18.52
$20.49
3Q24
4Q24
1Q25
2Q25(3)
Noninterest expense (NIE)
NIE / Avg Assets Ratio (2)

- 2Q25 noninterest expense of $20.5 million, increased $2.0 million
  - Higher legal and professional expenses from ERC processing and advisory costs of $1.2 million
  - Higher salary and benefits of $437K due to executive management transition, higher incentives for sustained loan production and annual pay increases
- Noninterest expense as a percentage of average assets totaled 2.05% in 2Q25 and 1.90% in 1Q25
- 2Q25 efficiency ratio[1] was 57.22%, down from 65.09% in 1Q25 due to higher noninterest income related to the ERC, partially offset by higher noninterest expense for ERC advisory costs

(1) Ratio calculated by dividing noninterest expense by the sum of net interest income before provision for credit losses and noninterest income. (2) Annualized (3) 2Q25 includes noninterest income of $5.2 million and noninterest expense of $1.2 million (all pre-tax) related to the employee retention credit received during the quarter.

Accumulation of Strong Company Capital Ratios


CET1 Capital Ratio
18.16%
17.94%
17.87%
17.61%
6.50%
6.50%
6.50%
6.50%
9/30/2024
12/31/2024
3/31/2025
6/30/2025
CET1 Capital Ratio
Well Capitalized Level


Tangible Common Equity Ratio(1)
11.13%
11.08%
11.10%
11.07%
9/30/2024
12/31/24
3/31/25
6/30/25
Tangible Common Equity Ratio


Total Capital Ratio
24.79%
24.49%
24.42%
24.00%
10.00%
10.00%
10.00%
10.00%
9/30/2024
12/31/2024
3/31/2025
6/30/2025
Total Capital Ratio
Well Capitalized Level


Leverage Ratio
12.19%
11.92%
12.07%
12.04%
5.00%
5.00%
5.00%
5.00%
9/30/2024
12/31/2024
3/31/2025
6/30/2025
Leverage Ratio
Well Capitalized Level

- The Company's capital levels are higher than most peer banks
- Quarterly common stock dividend of $0.16/share, equivalent to $0.64 per share annualized
- Return on average tangible common equity[1] of 8.50%, up from 2.12% from the prior quarter
- Invested $1.5 million in the common stock buyback program with the repurchase of 87,731 shares during 2Q25

(1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Release.

RBB BANCORP
皇佳商業金控

Appendix: Non-GAAP Reconciliations

Non-GAAP Reconciliation: Tangible Common Equity and Tangible Assets

Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. These non-GAAP financial measures include "tangible common equity to tangible assets," "tangible book value per share," and "return on average tangible common equity." Our management uses these non-GAAP financial measures in its analysis of our performance and believes these are helpful to investors as an additional tool for further understanding our performance. The following table reconciles shareholders' equity (on a GAAP basis) to tangible common equity and total assets (on a GAAP basis) to tangible assets, calculates our tangible book value per share, and reconciles return on average tangible common equity to its most comparable GAAP measure:

($ in thousands)		9/30/2024		12/31/2024		3/31/2025		6/30/2025
Tangible Common Equity:								
Total Shareholders' Equity	$	509,728	$	507,877	$	510,306	$	517,653
Adjustments								
Goodwill		(71,498)		(71,498)		(71,498)		(71,498)
Core Deposit Intangible		(2,194)		(2,011)		(1,839)		(1,667)
Tangible Common Equity	**$**	**436,036**	**$**	**434,368**	**$**	**436,969**	**$**	**444,488**
Tangible Assets:								
Total Assets - GAAP	$	3,990,477	$	3,992,477	$	4,009,400	$	4,090,040
Adjustments								
Goodwill		(71,498)		(71,498)		(71,498)		(71,498)
Core Deposit Intangible		(2,194)		(2,011)		(1,839)		(1,667)
Tangible Assets	**$**	**3,916,785**	**$**	**3,918,968**	**$**	**3,936,063**	**$**	**4,016,875**
Common Shares Outstanding		17,693,416		17,720,416		17,738,628		17,699,091
Tangible Common Equity to Tangible Assets Ratio		**11.13%**		**11.08%**		**11.10%**		**11.07%**
Tangible Book Value Per Share	**$**	**24.64**	**$**	**24.51**	**$**	**24.63**	**$**	**25.11**
Average Tangible Common Equity:								
Average Shareholders' Equity	$	508,720	$	512,208	$	512,262	$	513,691
Adjustments								
Goodwill		(71,498)		(71,498)		(71,498)		(71,498)
Core Deposit Intangible		(2,326)		(2,129)		(1,951)		(1,780)
Average Tangible Common Equity	**$**	**434,896**	**$**	**438,581**	**$**	**438,813**	**$**	**440,413**
Net Income Available to Common Shareholders	$	6,999	$	4,385	$	2,290	$	9,333
Return on Average Tangible Common Equity		**6.40%**		**3.98%**		**2.12%**		**8.50%**